                                                                   EXHIBIT 10.69

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

         This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is dated as of February 13, 2004, but effective as of December 31, 2003, and is entered into by and among AMERICAN COIN MERCHANDISING, INC., a Delaware corporation ("Borrower"), the financial institutions (together with their respective successors and assigns, "Lenders") from time to time party to the Credit Agreement (as hereinafter defined), MADISON CAPITAL FUNDING LLC, as a Lender and as Agent for all Lenders ("Agent") and THE ROYAL BANK OF SCOTLAND PLC, NEW YORK BRANCH, as a Lender and as a Documentation Agent for all Lenders.

                              W I T N E S S E T H:

         WHEREAS, Borrower, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of April 15, 2003 (as the same is hereby, and may be from time to time, amended, supplemented or otherwise modified, the "Credit Agreement"; capitalized terms not otherwise defined herein have the definitions provided therefor in the Credit Agreement);

         WHEREAS, Borrower has requested, and Lenders have agreed to extend, subject to the terms and conditions set forth herein, certain additional advances in respect of the Term D Loans;

         WHEREAS, the parties desire to amend the Credit Agreement as hereinafter set forth;

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. AMENDMENTS. Subject to the satisfaction of the conditions set forth in Section 2 below, the Credit Agreement is amended as follows:

         (a) The definition of the following terms are hereby added to Section
1.1 of the Credit Agreement in appropriate alphabetical order, as follows:

                  Amendment No. 1 means that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of February 13, 2004 but effective as of December 31, 2003.

                  Amendment No. 1 Execution Date means February 13, 2004.

                  First Installment Term D Loans has the meaning set forth in
         Section 2.1.4.

                  First Installment Term D Loan Commitment means $3,800,000.

                  June 2004 Fee means the fee payable by Borrower to Lenders pursuant to Section 2.8.8(b).

                  June 2004 Fee Payment Date means the earlier to occur of (a) June 30, 2004 and (b) an Event of Default.

                  October 2004 Fee means the fee payable by Borrower to Lenders pursuant to Section 2.8.8(c).

                  October 2004 Fee Payment Date means the earlier to occur of
         (a) October 31, 2004 and (b) an Event of Default.

                  Second Installment Term D Loans has the meaning set forth in
         Section 2.1.4.

                  Second Installment Term D Loan Closing Fee means the fee payable by Borrower to Lenders pursuant to Section 2.8.9.

                  Second Installment Term D Loan Commitment means $8,500,000.

                  (b) The chart of Advance Multiple amounts set forth in the definition of "Advance Multiple" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

         ------------------------------------------------------------------------------------------
                                 Period                                Advance Multiple Amount
         ------------------------------------------------------------------------------------------
         December 31, 2003 to December 30, 2004                                 2.75
         ------------------------------------------------------------------------------------------
         December 31, 2004 to June 29, 2005                                     2.50
         ------------------------------------------------------------------------------------------
         June 30, 2005 to March 30, 2006                                        2.25
         ------------------------------------------------------------------------------------------
         March 31, 2006 to September 29, 2006                                   2.00
         ------------------------------------------------------------------------------------------
         September 30, 2006 to March 30, 2007                                   1.75
         ------------------------------------------------------------------------------------------
         March 31, 2007 and thereafter                                          1.50
         ------------------------------------------------------------------------------------------


                  (c) The definition of the term "EBITDA" contained in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

                  EBITDA means, for any period, Consolidated Net Income for such period plus, to the extent deducted for such period in determining such Consolidated Net Income, Interest Expense, income tax expense, depreciation, amortization, other non-cash charges, management, consulting and similar fees to the extent permitted pursuant to Section 7.4(iii)(a), transaction fees and expenses relating to this Agreement and the Related Transactions, to the extent expensed on or after the Original Closing Date, which amount of EBITDA shall be adjusted, without duplication with the calculation of Pro Forma EBITDA, by identifiable and verifiable actual or pro forma one-time nonrecurring items, such as excess owner compensation, severance and one-time transaction-related expenses related to any Acquisition or joint venture Investment permitted to be made under
         Section 7.11 hereof, in each case to the extent approved by Agent, which approval shall not be unreasonably withheld; provided that, notwithstanding anything to the contrary contained herein, for each of the calendar months listed below, EBITDA shall be deemed to be the amount set forth below opposite such month:

                        -----------------------------------------------------
                               Calendar Month                 EBITDA
                        -----------------------------------------------------
                                January 2003                $1,709,321
                        -----------------------------------------------------
                               February 2003                $2,590,511
                        -----------------------------------------------------
                                 March 2003                 $2,713,636
                        -----------------------------------------------------
                                 April 2003                 $2,241,471
                        -----------------------------------------------------
                                  May 2003                  $2,036,269
                        -----------------------------------------------------
                                 June 2003                  $2,381,368
                        -----------------------------------------------------
                                 July 2003                  $2,908,472
                        -----------------------------------------------------
                                August 2003                 $2,569,898
                        -----------------------------------------------------
                               September 2003               $3,441,669
                        -----------------------------------------------------
                                October 2003                $2,628,189
                        -----------------------------------------------------
                               November 2003                $2,785,652
                        -----------------------------------------------------
                               December 2003                $3,977,144
                        -----------------------------------------------------

                  (d) The definition of "Fixed Charge Coverage Ratio" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

                  Fixed Charge Coverage Ratio means, for any Computation Period, the ratio of (a) the total for such period of (i) EBITDA minus (ii) machine placement fees paid in cash to customers during such Computation Period minus (iii) the lesser of (A) all Capital Expenditures during such Computation Period and (B) $10,000,000, minus
         (iv) cash taxes paid during such Computation Period minus (v) recurring management, consulting and similar fees paid during such Computation Period, to (b) the sum for such Computation Period of (i) Interest Expense paid in cash during the Computation Period plus (ii) required payments of Debt (including the Term Loans but excluding the Revolving Loans) during the Computation Period.

                  (e) The definition of the term "Loan Documents" contained in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

                  Loan Documents means this Agreement, the Notes, the Letters of Credit, the Collateral Documents, the Fee Letter, Amendment No. 1 and all documents, instruments and agreements now or hereafter delivered in connection with the foregoing, all as amended, restated or otherwise modified from time to time.

                  (f) The definition of the term "Term C and D Commitment Fee is hereby deleted from the Credit Agreement and replaced with the term "Term C and First Installment D Commitment Fee", as follows:

                  Term C and First Installment D Loan Commitment Fee means the fee payable by Borrower to Lenders pursuant to Section 2.8.3.

                  (g) The definition of the term "Term D Loans" set forth in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

                  Term D Loans has the meaning set forth in Section 2.1.4.

                  (h) The definition of the term "Term D Loan Commitment" contained in Section 1.1 of the Credit Agreement is amended and restated in its entirety, as follows:

                  Term D Loan Commitment means the sum of the First Installment Term D Loan Commitment plus the Second Installment Term D Loan Commitment.

                  (i) Section 2.1.3 of the Credit Agreement is amended and restated in its entirety, as follows:

                  2.1.3  Term C Loan Commitment.

                  Each Lender will make a loan to Borrower (each such loan, a "Term C Loan") on the GamePlan Closing Date in such Lender's applicable Pro Rata Share of the Term C Loan Commitment. The Commitments of Lenders to make the Term C Loans shall expire on the earlier to occur of (i) the making of the Term C Loans on the GamePlan Closing Date and
         (ii) May 31, 2003. Term Loans which are repaid or prepaid by Borrower, in whole or in part, may not be reborrowed.

                  (j) Section 2.1.4 is hereby added to the Credit Agreement in appropriate numerical order, as follows:

                  2.1.4  Term D Loan Commitment.

                  On the GamePlan Closing Date, certain Lenders will make a loan to Borrower (each such loan, a "First Installment Term D Loan") in each such Lender's applicable Pro Rata Share of the First Installment Term D Loan Commitment. On the Amendment No. 1 Execution Date, certain Lenders will make a loan to Borrower (each such loan, a "Second Installment Term D Loan"; together with the First Installment Term D Loan, the "Term D Loans") in each such Lender's applicable Pro Rata Share of the Second Installment

         Term D Loan Commitment. The Commitments of Lenders to make the First Installment Term D Loans shall expire on the earlier to occur of (i) the making of the First Installment Term D Loans on the GamePlan Closing Date and (ii) May 31, 2003. The Commitments of the Lenders to make the Second Installment Term D Loan shall expire on the Amendment No. 1 Execution Date. Term Loans which are repaid or prepaid by Borrower, in whole or in part, may not be reborrowed.

                  (k) Section 2.6.2 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

                  2.6.2  Notes.

                  At the request of any Lender, the Loans of such Lender shall be evidenced by a Note, with appropriate insertions, payable to the order of such Lender in a face principal amount equal to the sum of such Lender's Pro Rata share of the Revolving Loan Commitment plus the principal amount of such Lender's Term Loans.

                  (l) Section 2.8.3 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

                  2.8.3  Term C and First Installment D Loan Commitment Fee.

                  For the period from the Closing Date to the date on which the Term C Loan Commitment and the First Installment Term D Loan Commitment terminate, Borrower agrees to pay to Agent, for the account of each Lender according to such Lender's Pro Rata Share of the Term C Loan Commitment and the First Installment Term D Loan Commitment, a Term C and First Installment D Loan Commitment Fee equal to 0.50% per annum multiplied by the aggregate Term C Loan Commitment and First Installment Term D Loan Commitment. The Term C and First Installment D Loan Commitment Fee shall be payable in arrears on April 30, 2003 and on the date on which the Term C Loan Commitment and the First Installment Term D Loan Commitment terminate. The Term C and First Installment D Loan Commitment Fee shall be computed for the actual number of days elapsed on the basis of a year of 360 days.

                  (m) A new Section 2.8.8 is hereby added to the Credit Agreement in appropriate numerical order, as follows:

                  2.8.8  Amendment No. 1 Fees.

                  (a) On the Amendment No. 1 Execution Date, Borrower agrees to pay to Agent, for the ratable account of each Lender party to Amendment No. 1, based on such Lender's Pro Rata Share under the Credit Agreement immediately prior to giving effect to Amendment No. 1, an amendment fee in an amount equal to 0.25% of the Commitments under the Credit Agreement immediately prior to giving effect to Amendment No. 1, which amount shall be fully earned and payable on the Amendment No. 1 Execution Date.

                  (b) On the June 2004 Fee Payment Date, Borrower shall pay to Agent, for the ratable account of each Lender party to Amendment No. 1, based on such Lender's Pro Rata Share under the Credit Agreement immediately prior to giving effect to Amendment No. 1, an amendment fee (the "June 2004 Fee") in an amount equal to 0.125% of the Commitments under the Credit Agreement immediately prior to giving effect to Amendment No. 1, which amount shall be fully earned and payable on the June 2004 Fee Payment Date; provided, however, that if the Obligations are paid in full and the Commitments are terminated prior to the June 2004 Fee Payment Date, Borrower shall not be obligated to pay the June 2004 Fee.

                  (c) On the October 2004 Fee Payment Date, Borrower shall pay to Agent, for the ratable account of each Lender party to Amendment No. 1, based on such Lender's Pro Rata Share under the Credit Agreement immediately prior to giving effect to Amendment No. 1, an amendment fee (the "October 2004 Fee") in an amount equal to 0.125% of the Commitments under the Credit Agreement immediately prior to giving effect to Amendment No. 1, which amount shall be fully earned and payable on the October 2004 Fee Payment Date; provided, however, that if the Obligations are paid in full and the Commitments are terminated prior to the October 2004 Fee Payment Date, Borrower shall not be obligated to pay the October 2004 Fee.

                  (n) A new Section 2.8.9 is hereby added to the Credit Agreement in appropriate numerical order, as follows:

                  2.8.9  Second Installment Term D Loan Closing Fee.

                  On the Amendment No. 1 Execution Date, Borrower agrees to pay to Agent, for the ratable account of each Lender making a Second Installment Term D Loan, the Second Installment Term D Loan Closing Fee in an aggregate amount equal to $148,750, which amount shall be fully earned and payable on the Amendment No. 1 Execution Date.

                  (o) Section 2.11.5 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

                  2.11.5  Term D Loan.

                  The Term D Loan, if borrowed, shall be paid for the account of each Lender according to its Pro Rata Share thereof, in the installments and on the dates set forth below:

               Date                                Installment
               ----                                -----------
         March 31, 2004                              $30,768
         June 30, 2004                               $30,768
         September 30, 2004                          $30,768
         December 31, 2004                           $30,768
         March 31, 2005                              $30,768
         June 30, 2005                               $30,768
         September 30, 2005                          $30,768
         December 31, 2005                           $30,768
         March 31, 2006                              $30,768
         June 30, 2006                               $30,768
         September 30, 2006                          $30,768
         December 31, 2006                           $30,768
         March 31, 2007                              $30,768
         June 30, 2007                              $2,967,865
         September 30, 2007                         $2,967,865
         December 31, 2007                          $2,967,865
         March 31, 2008                             $2,967,867

                  Notwithstanding the foregoing, the outstanding principal balance of the Term D Loan shall be paid in full on the Term D Loan Maturity Date.

                  (p) Section 2.13 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

                  2.13  Closing Date/Amendment No. 1 Execution Date Settlement.

                  Upon the effectiveness of this Agreement on the Closing Date,
         (a) the Revolving Loan Commitment is being increased by $2,000,000 from the amount thereof in the Original Credit Agreement, (b) additional advances are being made in respect of the Term A Loans and the Term B Loans, as described in Section 2.1.2, (c) Term C Loan Commitments and First Installment Term D Loan Commitments are being created, as described in Sections 2.1.3 and 2.1.4, (d) one lender under the Original Credit Agreement is assigning its loans and commitments thereunder to Madison and (e) several new Lenders are purchasing Loans and Commitments hereunder. On the Amendment No. 1 Execution Date, (a) the Second Installment Term D Loan Commitment is being created, as described in Section 2.1.4 which will increase the Term D Loan Commitment by the amount of the Second Installment Term D Loan Commitment, and (b) each Lender has the Commitments and the outstanding Loans set forth on Annex I.

                  (q) Section 4.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  4.3  Making of Term C Loans and First Installment Term D
                       Loans.

                  The obligation of each Lender to advance its Pro Rata Share of the Term C Loans and the First Installment Term D Loans on the GamePlan Closing Date is subject to the additional conditions precedent that (a) the conditions contained in Section 7.11(l) shall have been satisfied,
         (b) the GamePlan Acquisition shall be consummated simultaneously with the making of such advances, (c) Borrower shall have complied with
         Section 8.15(xvii) of the Audax B Tranche Subordinated Debt Documents and Section 8.15(xvii) of the Audax A Tranche Subordinated Debt Documents and (d) such advances shall have been made, and the GamePlan Acquisition shall have been consummated, on or prior to May 31, 2003.

                  (r) Subclause (ii) of clause (l) of Section 7.11 is hereby amended and restated in its entirety, as follows:

                  (ii) immediately before and after giving effect to the GamePlan Acquisition, the Term C Loan and First Installment Term D Loan made in connection therewith, no Event of Default or Default shall exist,

                  (s) Subclause (iv) of clause (1) of Section 7.11 is hereby amended and restated in its entirety, as follows:

                  (iv) the only Debt incurred to consummate the GamePlan Acquisition shall be solely a combination of the proceeds of the Audax Subordinated Debt and the proceeds of the Term C Loan and First Installment Term D Loan,

                  (t) Section 7.14.2 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

                  7.14.2   Interest Coverage Ratio.

                  Not permit the Interest Coverage Ratio for any Computation Period to be less than the applicable ratio set forth below for such Computation
Period:

                              Computation                                  Interest
                             Period Ending                              Coverage Ratio
                             -------------                              --------------
         December 31, 2003                                               2.50 to 1.00
         March 31, 2004                                                  2.50 to 1.00
         June 30, 2004                                                   2.50 to 1.00
         September 30, 2004                                              2.60 to 1.00
         December 31, 2004                                               2.60 to 1.00
         March 31, 2005                                                  2.80 to 1.00
         June 30, 2005                                                   2.80 to 1.00
         September 30, 2005                                              3.00 to 1.00
         December 31, 2005                                               3.00 to 1.00
         March 31, 2006                                                  3.25 to 1.00
         June 30, 2006                                                   3.25 to 1.00
         September 30, 2006                                              3.25 to 1.00
         December 31, 2006                                               3.50 to 1.00
         March 31, 2007                                                  3.50 to 1.00
         June 30, 2007 and each September 30, December 31,               3.75 to 1.00
         March 31 and June 30 thereafter

                  (u) Section 7.14.3 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

                  7.14.3  Senior Debt to EBITDA Ratio.

                  Not permit the Senior Debt to EBITDA Ratio as of the last day of any Computation Period to exceed the applicable ratio set forth below for such Computation Period:

                              Computation                            Senior Debt to
                             Period Ending                            EBITDA Ratio
                             -------------                            ------------
         December 31, 2003                                            2.75 to 1.00
         March 31, 2004                                               2.75 to 1.00
         June 30, 2004                                                2.75 to 1.00

                              Computation                            Senior Debt to
                             Period Ending                            EBITDA Ratio
                             -------------                            ------------
         September 30, 2004                                           2.75 to 1.00
         December 31, 2004                                            2.50 to 1.00
         March 31, 2005                                               2.50 to 1.00
         June 30, 2005                                                2.25 to 1.00
         September 30, 2005                                           2.25 to 1.00
         December 31, 2005                                            2.25 to 1.00
         March 31, 2006                                               2.00 to 1.00
         June 30, 2006                                                2.00 to 1.00
         September 30, 2006                                           1.75 to 1.00
         December 31, 2006                                            1.75 to 1.00
         March 31, 2007 and each June 30, September 30,               1.50 to 1.00
         December 31 and March 31 thereafter

                  (v) Section 7.14.4 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

                  7.14.4  Total Debt to EBITDA Ratio.

                  Not permit the Total Debt to EBITDA Ratio as of the last day of any Computation Period to exceed the applicable ratio set forth below for such Computation Period:

                              Computation                               Total Debt to
                             Period Ending                              EBITDA Ratio
                             -------------                              ------------
         December 31, 2003                                              4.00 to 1.00
         March 31, 2004                                                 4.00 to 1.00
         June 30, 2004                                                  4.00 to 1.00
         September 30, 2004                                             4.00 to 1.00
         December 31, 2004                                              3.75 to 1.00
         March 31, 2005                                                 3.75 to 1.00
         June 30, 2005                                                  3.50 to 1.00
         September 30, 2005                                             3.50 to 1.00
         December 31, 2005                                              3.50 to 1.00
         March 31, 2006                                                 3.25 to 1.00
         June 30, 2006                                                  3.25 to 1.00

                              Computation                               Total Debt to
                             Period Ending                              EBITDA Ratio
                             -------------                              ------------
         September 30, 2006                                             3.00 to 1.00
         December 31, 2006                                              3.00 to 1.00
         March 31, 2007 and each June 30, September 30,                 2.75 to 1.00
         December 31 and March 31 thereafter

                  (w) Section 7.14.5 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

                  (i) EBITDA.

                  Not permit the total of (i) EBITDA for any Computation Period plus (ii) Pro Forma EBITDA for the portion of such Computation Period that is prior to the consummation of any applicable Acquisitions, to be less than the applicable amount set forth below for such Computation
         Period:

                                 Computation
                                Period Ending                           EBITDA
                                                                        ------
                      December 31, 2003                               $28,750,000
                      March 31, 2004                                  $29,000,000
                      June 30, 2004                                   $29,250,000
                      September 30, 2004                              $29,500,000
                      December 31, 2004                               $29,750,000
                      March 31, 2005                                  $30,000,000
                      June 30, 2005                                   $30,250,000
                      September 30, 2005                              $30,500,000
                      December 31, 2005                               $30,750,000
                      March 31, 2006                                  $31,000,000
                      June 30, 2006                                   $31,250,000
                      September 30, 2006                              $31,500,000
                      December 31, 2006                               $31,750,000
                      March 31, 2007                                  $32,000,000
                      June 30, 2007                                   $32,250,000
                      September 30, 2007                              $32,500,000
                      December 31, 2007                               $32,750,000
                      March 31, 2008 and each June 30,                $33,000,000
                      September 30, December 31 and
                      March 31 thereafter

                  provided, that the minimum required EBITDA set forth above for each Computation Period during which an Acquisition or joint venture Investment is consummated pursuant to Section 7.11 (other than the Kiddie World Acquisition, the Folz Acquisition, and the GamePlan Acquisition, the effects of which have already been taken in to account), or that occurs after such Acquisition or joint venture Investment has been consummated, shall be increased by an amount equal to 85% of Pro Forma EBITDA with respect to the Restricted Subsidiary, business or division acquired, or joint venture Investment made, at the time of such Acquisition or consummation.

                  (x) Section 7.14.6 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

                  7.14.6  Capital Expenditures.

                  Not permit the aggregate amount of all Capital Expenditures made by Borrower and the Restricted Subsidiaries in any Fiscal Year to exceed the applicable amount set forth below for such Fiscal Year:

                     Fiscal Year                     Capital Expenditures
                     -----------                     --------------------
                        2003                             $15,750,000
                        2004                             $14,500,000
                        2005                             $14,000,000
                        2006                             $14,000,000
                        2007                             $14,000,000

                  If Borrower does not utilize the entire amount of Capital Expenditures permitted in any Fiscal Year commencing with Fiscal Year 2004, Borrower may carry forward to the immediately succeeding Fiscal Year only, 50% of such unutilized amount (with Capital Expenditures made by Borrower in such succeeding Fiscal Year applied last to such unutilized amount).

                  (y) Annex I to the Credit Agreement is amended and restated in its entirety as attached hereto as Annex I.

                  (z) Exhibit B to the Credit Agreement is amended and restated in its entirety as attached hereto as Exhibit B.

                  2. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent), each to be in form and substance satisfactory to Agent; the execution of this Amendment by Agent shall constitute Agent's acknowledgement that such conditions have been satisfied or waived and upon the satisfaction and/or waiver of such conditions, this Amendment shall be effective as of December 31, 2003:

                  (a) Agent shall have received a fully executed copy of this Amendment signed by Borrower and Lenders, and such other documents and instruments as Agent may require as listed on Attachment A attached hereto;

                  (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel; and

                  (c) No Default or Event of Default shall have occurred and be continuing.

                  3. REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Agent and
Lenders:

                  (a) that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower and that this Amendment has been duly executed and delivered by Borrower; and

                  (b) that each of the representations and warranties set forth in Section 5 of the Credit Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) as supplemented by the schedules attached hereto, are true and correct in all material respects as of the date hereof.

                  4. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  5. REFERENCES. Any reference to the Credit Agreement contained in any document, instrument or Credit Agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

                  6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

                  7. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

                         [Page left blank intentionally]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.


                                       AMERICAN COIN MERCHANDISING, INC.

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       MADISON CAPITAL FUNDING LLC,
                                        as Agent and a Lender

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       THE ROYAL BANK OF SCOTLAND PLC,
                                        NEW YORK BRANCH, as Documentation Agent
                                        and a Lender

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       COMERICA BANK, as a Lender

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       MIDLAND NATIONAL LIFE INSURANCE
                                        COMPANY, as a Lender

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       DENALI CAPITAL CLO I, LTD., as a Lender

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------




Signature Page - Amendment No. 1 to Amended and Restated Credit Agreement

                                       CIT LENDING SERVICES CORPORATION,
                                        as a Lender

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       CREDIT AGRICOLE INDOSUEZ,
                                        as a Lender

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       DENALI CAPITAL CLO II, LTD., as a Lender

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       1888 FUND LTD., as a Lender

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


Signature Page - Amendment No. 1 to Amended and Restated Credit Agreement (Continued)